EXHIBIT 32.1:  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection with the accompanying Annual Report on Form 10-K of Magna-Lab, Inc. for the year ended February 28, 2015, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 10-K for the year ended February 28, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended February 28, 2015 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

June 15, 2015	/s/ Lawrence A. Minkoff
Name: Lawrence A. Minkoff
Title: Chairman, President (principal executive officer)

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